SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2004
                                                         ----------------


                                Technitrol, Inc.
                                ----------------
             (Exact Name of registrant as specified in its charter)



          Pennsylvania                       001-05375             23-1292472
-----------------------------------   ------------------------- ----------------
 (State or other jurisdiction of      (Commission File Number)  (I.R.S. Employer
          incorporation)                                     Identification No.)



                1210 Northbrook Dr., Suite 385, Trevose, PA 19053
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (215) 355-2900
                                                            -------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)) [ ]

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On October 25, 2004, Technitrol, Inc. issued a press release regarding its results of operations for its third fiscal quarter ended October 1, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report.

The information in this Current Report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or other document filed with the Commission, except as expressly set forth by specific reference to such filing.

Item 9.01         Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release dated October 25, 2004 regarding Technitrol Inc.'s results of operations for the third fiscal quarter ended October 1, 2004.

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TECHNITROL, INC.


                                    By:     /S/Drew A. Moyer
                                          --------------------------------------
                                            Drew A Moyer
                                            Corporate Secretary

         Date: October 26, 2004


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